POWER OF ATTORNEY
                                -----------------


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2008.


                            KRIS A. ROBBINS
                            ----------------------------------------------------
                            Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 10th day of March, 2008.


                            MELISA K. JONES
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

3/20/2010
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas A. Swank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2008.



                            THOMAS A. SWANK
                            ----------------------------------------------------
                            Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 10th day of March, 2008.


                            MELISA K. JONES
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

3/20/2010
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, J. Michael Keefer, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2008.



                            J. MICHAEL KEEFER
                            ----------------------------------------------------
                            J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 10th day of March, 2008.


                            CAROL CHRISTOPHER
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF CONNECTICUT                )
                                    ) ss.
COUNTY OF FAIRFIELD                 )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Richard M. Goldman, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2008.



                            RICHARD M. GOLDMAN
                            ----------------------------------------------------
                            Richard M. Goldman

SUBSCRIBED AND SWORN to before me this 10th day of April, 2008.


                            MARIA C. BISTOLAS
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

03/31/2009
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, David J. Keith, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2008.



                            DAVID J. KEITH
                            ----------------------------------------------------
                            David J. Keith

SUBSCRIBED AND SWORN to before me this 12th day of March, 2008.


                            MELISA K. JONES
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

3/20/2010
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF NEW YORK                   )
                                    ) ss.
COUNTY OF NEW YORK                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------



IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2008.



                            STEPHEN A. CRANE
                            ----------------------------------------------------
                            Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 4th day of April, 2008.


                            DR. JOSEPH Y. BISTRICER
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

October 12, 2009
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF MARYLAND                     )
                                      ) ss.
COUNTY OF ANNE ARUNDEL                )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Wayne S. Diviney, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of April, 2008.



                            WAYNE S. DIVINEY
                            ----------------------------------------------------
                            Wayne S. Diviney

SUBSCRIBED AND SWORN to before me this 2nd day of April, 2008.


                            JASON FLETCHER
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

8/27/08
-----------------------------------

                                POWER OF ATTORNEY
                                -----------------


STATE OF NEW YORK                    )
                                     ) ss.
COUNTY OF WESTCHESTER                )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

---------------------------------------------------------------------------------------- ------------------------
REGISTRANT NAME                                                                                 FILE NOS.
---------------------------------------------------------------------------------------- ------------------------
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance                 033-83240
and Annuity Company of New York
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                                            333-89236
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account A (EliteDesigns - New York)                                           333-142084
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                                         333-118136
---------------------------------------------------------------------------------------- ------------------------
Variable Annuity Account B (SecureDesigns - New York)                                          333-120600
---------------------------------------------------------------------------------------- ------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2008.



                            STEPHEN R. HERBERT
                            ----------------------------------------------------
                            Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 25th day of March, 2008.


                            ELISA SCARAZZINI
                            ----------------------------------------------------
                            Notary Public

My Commission Expires:

5/31/10
-----------------------------------